EXHIBIT 11(a)



                    CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights" and "Counsel and Independent Auditors" and to the use of our report dated February 4, 1998 on the financial statements of Gabelli Capital Asset Fund in this Registration Statement (Form N-1A No. 33-61254) of The Gabelli Capital Series Funds, Inc.



			/s/ Ernst & Young LLP
                                          ERNST & YOUNG LLP

New York, New York
April 27, 1998